UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 22, 2007

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 25, 2007, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter ended September 30, 2007. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     On October 25, 2007, OSI held a webcast conference call regarding its financial results for the quarter end September 30, 2007. A textual representation of certain portions of the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
     On October 23, 2007, OSI provided a summary of data from pre-clinical studies involving OSI-906, an orally active, potent and selective inhibitor of the insulin-like growth factor-1 receptor, or IGF-1R, presented during the 2007 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics held from October 22, 2007 to October 26, 2007 in San Francisco, California. A copy of the OSI’s press release, dated October 23, 2007 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     On October 22, 2007, OSI and Roche, the international partner of OSI for the distribution and sale of its oncology drug Tarceva® (erlotinib), announced that Tarceva had been approved in Japan for the treatment of patients with nonresectable, recurrent and advanced non-small cell lung cancer which is aggravated following chemotherapy. A copy of OSI’s press release, dated October 22, 2007, is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
     This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for OSI’s ongoing obligations to disclose material information under the federal securities laws, OSI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which OSI competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject various risks and uncertainties, including those set forth in Item 1A, “Risk Factors”, in OSI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in its subsequent filings made with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 25, 2007.

99.2	Textual representation of certain portions of the webcast conference call held on October 25, 2007.

99.3	Press Release dated October 23, 2007.

99.4	Press Release dated October 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2007	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 25, 2007.

99.2	Textual representation of certain portions of the webcast conference call held on October 25, 2007.

99.3	Press Release dated October 23, 2007.

99.4	Press Release dated October 22, 2007.